INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2024
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

17.    INTANGIBLE ASSETS, NET

Intangible assets and their related amortization are as follow (RMB in thousands):

	As of December 31,
	2023	2024
	RMB	RMB
Trademark	1,823	1,612
Computer software	198,429	410,984
Intellectual properties	544,198	258,495
Less: accumulated amortization	(175,362)	(209,136)
Intangible assets, net	569,088	461,955

Amortization expense was RMB17 million, RMB122 million and RMB87 million for the years ended December 31, 2022, 2023 and 2024, respectively. The estimated amortization expense for each of the five succeeding fiscal years is RMB105 million.

For the years ended December 31, 2022, 2023 and 2024, the Group disposed certain intangible assets with the net book value amounting of nil, RMB14 million and RMB245 million and recognized disposal loss amounted to nil, RMB14 million and RMB6 million, respectively.